UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2022

Helix Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39630	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Cormorant Asset Management, LP
200 Clarendon Street, 52nd Floor
Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(857) 702-0370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	HLXA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on October 4, 2021, Helix Acquisition Corp., a Cayman Islands exempted company (“Helix”) announced that it entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among Helix, MoonLake Immunotherapeutics AG, a Swiss stock corporation (Aktiengesellschaft) registered with the commercial register of the Canton of Zug, Switzerland under the number CHE-433.093.536 (“MoonLake”), the existing equityholders of MoonLake set forth on the signature pages to the Business Combination Agreement (collectively, the “ML Parties”), Helix Holdings LLC, a Cayman Islands limited liability company and the sponsor of Helix (the “Sponsor”), and the representative of the ML Parties. The business combination contemplated by the Business Combination Agreement is referred to as the “Business Combination.”

On February 20, 2022, Helix entered into a Convertible Loan Agreement (the “Convertible Loan Agreement”), by and among Helix, MoonLake, Cormorant Private Healthcare Fund IV. L.P. (“Cormorant Fund IV” or “Cormorant Lender”), and Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS, L.P., as subordinating lenders. Cormorant Fund IV is an affiliate of Cormorant Asset Management LP (“Cormorant”), which is an affiliate of certain of Helix’s officers and directors and the Sponsor. Cormorant Fund IV has previously committed to purchase Helix’s Class A ordinary shares upon the closing of the Business Combination for an aggregate of $27,500,000 (the “PIPE Commitment”).

Pursuant to the Convertible Loan Agreement, the Cormorant Lender has loaned to MoonLake an aggregate principal amount of $15,000,000 (the “Loan”) to finance MoonLake’s general corporate purposes until the contemplated closing of the Business Combination, including product and technology development, operations, sales and marketing, management expenses and salaries. The Loan may not be used for repayment of any outstanding amount under any other existing or future indebtedness of MoonLake.

The Loan is interest-free, unsecured, and matures on the earlier of (i) two business days after the closing date of the Business Combination and (ii) June 30, 2022; provided, that, if the closing of the Business Combination occurs before June 30, 2022, Cormorant Lender has the right to unilaterally assign and transfer the Convertible Loan Agreement with any and all associated rights and claims thereunder to Helix in (partial) satisfaction of Cormorant Fund IV’s PIPE Commitment in connection with the Business Combination (the “Rollover Option”). If the Cormorant Lender exercises the Rollover Option, Helix will become the Lender under the Convertible Loan Agreement.

If the Business Combination is terminated and the Loan has not been repaid, Cormorant Lender is entitled to convert the Loan into shares of MoonLake as follows: (i) if prior to June 30, 2022, a bona fide share capital increase of MoonLake, not caused by share issuance pursuant to any benefits plan or loan conversion, is consummated, or (ii) after July 30, 2022, if a conversion has not already occurred (each, a “Conversion”). The number of shares of MoonLake issuable upon the Conversion shall be determined by dividing the Loan by the applicable conversion price as stipulated in the Convertible Loan Agreement.

Pursuant to the terms of the Convertible Loan Agreement, the Cormorant Lender's claims against MoonLake under the Convertible Loan Agreement (i) rank senior to other existing or future unsecured subordinated obligations of MoonLake (including unsecured subordinated obligations of MoonLake under existing loans) and (ii) are subordinated to all current and future claims of creditors of MoonLake (the “Subordination”). During the period of the Subordination, all existing and future claims with respect to the Loan (“Relevant Subordinated Claims”) are deferred (gestundet) and may not be fully or partially repaid, novated or set-off (other than a set-off in connection with a capital increase to achieve the Conversion). Further, the Relevant Subordinated Claims may not be otherwise fulfilled, and no security interest may be created in relation to the Relevant Subordinated Claims. The Subordination automatically terminates upon occurrence of the closing of the Business Combination, the Conversion or certain other events as stipulated in the Convertible Loan Agreement.

The foregoing summary of the Convertible Loan Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreement, copy of which is attached as Exhibit 10.1 hereto.

Cautionary Statement Regarding Forward Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding Helix’s or MoonLake’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the timing of the proposed Business Combination and the execution of certain actions related thereto. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking.

Forward-looking statements are based on current expectations and assumptions that, while considered reasonable by Helix and its management, and MoonLake and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Helix’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the Business Combination Agreement by the shareholders of Helix, the satisfaction of the minimum amount of the Available Closing Date Cash following any redemptions by Helix’s public shareholders and the receipt of certain governmental and regulatory approvals, (iii) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the effect of the announcement or pendency of the transaction on the business relationships, operating results, and business generally of MoonLake, (vi) risks that the proposed transaction disrupts current plans and operations of MoonLake, (vii) the outcome of any legal proceedings that may be instituted against MoonLake or Helix related to the agreement or the proposed transaction, (viii) the ability to maintain the listing of Helix’s securities on Nasdaq or another national securities exchange, (ix) changes in the competitive and regulated industries in which MoonLake operates, variations in operating performance across competitors, changes in laws and regulations affecting the business of MoonLake, and changes in the combined capital structure, and (x) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize projected results and underlying assumptions, including with respect to anticipated shareholder redemptions.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the proxy materials discussed above, and other documents filed by Helix from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Helix nor MoonLake undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or in the events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Helix has filed a definitive proxy statement and other documents with the SEC. A definitive proxy statement has been sent to the shareholders of Helix, seeking any required shareholder approvals. Investors and security holders of Helix and MoonLake are urged to carefully read the entire proxy statement, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Business Combination. The documents filed by Helix with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge upon written request to Cormorant Asset Management, LP, 200 Clarendon Street, 52nd Floor, Boston, MA 02116 or by telephone at (857) 702-0370.

Participants in Solicitation

Helix and MoonLake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in favor of the proposed transaction and related matters. Information regarding Helix’s directors and executive officers is contained in the section of Helix’s registration statement on Form S-1 titled “Management,” which was filed with the SEC on October 1, 2020. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Trademarks

This Current Report may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Current Report may be listed without the TM, SM © or ® symbols, but Helix and MoonLake will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Item 9.01 Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Convertible Loan Agreement, dated as of February 20, 2022, by and among Cormorant Private Healthcare Fund IV. L.P., MoonLake Immunotherapeutics AG, Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS, L.P. and Helix Acquisition Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Helix Acquisition Corp.

Date: February 25, 2022	By:	/s/ Bihua Chen
	Name:	Bihua Chen
	Title:	Chief Executive Officer

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